UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	October 9, 2026

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin St.
Elkhart,	Indiana	46516	(574)	294-7511
(Address of Principal Executive Offices)		(Zip Code)	Registrant's Telephone Number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
As previously disclosed, on June 30, 2026, Patrick Industries, Inc., an Indiana corporation (the “Company”), LCI Industries, a Delaware corporation (“LCI”), Planet First Merger Sub Inc., a newly formed Delaware corporation and a direct wholly owned subsidiary of the Company (“First Merger Sub”), and Planet Second Merger Sub LLC, a newly formed Indiana limited liability company and a direct wholly owned subsidiary of the Company (“Second Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).
The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of the conditions set forth therein, the merger of First Merger Sub with and into LCI (the “First Merger”), with LCI surviving the First Merger as a direct wholly owned subsidiary of the Company, followed immediately by the merger of LCI with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of the Company.
On August 5, 2026, the Company and LCI each filed their respective Premerger Notification and Report Forms pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) in connection with the Mergers. On September 4, 2026, the Company and LCI each voluntarily withdrew their respective HSR Act notifications and, on September 9, 2026, refiled their respective HSR Act notifications with the FTC and the DOJ. The refilings initiated a new waiting period under the HSR Act.
On October 9, 2026, the Company and LCI each received a request for additional information and documentary material (the “Second Request”) from the DOJ in connection with the DOJ’s review of the Mergers. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both the Company and LCI have substantially complied with the Second Request, unless the waiting period is terminated earlier by the DOJ or otherwise extended by agreement of the parties. The Company and LCI intend to continue to cooperate with the DOJ in its review of the Mergers. Completion of the Mergers remains subject to the termination or expiration of the applicable waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits
Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

Important Information About the Proposed Transaction and Where to Find It
In connection with the proposed transaction between Patrick Industries, Inc. (the “Company”) and LCI Industries (“LCI”), on September 23, 2026, the Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-299100) that includes a preliminary joint proxy statement of the Company and LCI and also constitutes a prospectus of the Company with respect to shares of the Company’s common stock to be issued in the proposed transaction (the “Joint Proxy Statement/Prospectus”). The registration statement has not yet become effective. After the registration statement is declared effective, the Company and LCI intend to mail the definitive Joint Proxy Statement/Prospectus to their respective shareholders and stockholders. The Company and LCI may also file other documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the registration statement, the Joint Proxy Statement/Prospectus or any other document that the Company or LCI has filed or may file with the SEC regarding the proposed transaction.
INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND LCI ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS, AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.
Investors and security holders may obtain free copies of the registration statement, including the preliminary Joint Proxy Statement/Prospectus, any amendments or supplements thereto, the definitive Joint Proxy Statement/Prospectus when available, and other documents filed with the SEC by the Company and LCI through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by LCI are available free of charge on LCI’s website at lippert.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.” Copies of documents filed with the SEC by the Company are available free of charge on the Company’s website at patrickind.com under the tab “Investors” and under the heading “SEC Filings.”
Certain Information Regarding Participants
The Company, LCI and their respective directors and executive officers may be considered participants in the solicitation of proxies from the stockholders of each of the Company and LCI in connection with the proposed transaction. Information about the directors and executive officers of LCI and their ownership of LCI common stock is set forth in LCI’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026, and its proxy statement for its 2026 annual meeting, filed with the SEC on March 27, 2026. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 19, 2026, and its proxy statement for its 2026 annual meeting, filed with the SEC on March 30, 2026.
To the extent holdings of the Company’s or LCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected in Statements of Changes in Beneficial Ownership on Form 4 and other filings made from time to time with the SEC. Additional information regarding the interests of such potential participants is included in the registration statement and preliminary Joint Proxy Statement/Prospectus and will be included in other relevant materials filed with the SEC regarding the proposed transaction.
No Offer or Solicitation
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This Current Report on Form 8-K does not constitute a prospectus or prospectus-equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Special Note Regarding Forward-Looking Statements
Information in this Current Report on Form 8-K, other than statements of historical facts, may constitute forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involves a number of risks and uncertainties.
These statements include, but are not limited to, statements regarding the proposed transaction between the Company and LCI, including the expected timing and completion of the transaction, the satisfaction of conditions to the completion of the transaction, including the receipt of required regulatory approvals, and other statements that are not historical facts.
Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue,” or negatives of such terms or other comparable terminology, although not all forward-looking statements include such identifying terminology.
All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or LCI to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the ability of the Company and LCI to obtain required governmental and stockholder approvals of the transaction on the timeline expected, or at all; the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the failure of the closing conditions in the Merger Agreement to be satisfied; any unexpected delay in closing the transaction; and the other risks and uncertainties described in the Company’s and LCI’s filings with the SEC.
Additional factors which could affect future results of the Company and LCI can be found in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. The Company and LCI disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this Current Report on Form 8-K, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: October 13, 2026	By:	/s/ Matthew S. Filer
Matthew S. Filer
Executive Vice President - Finance, Chief Financial Officer, and Treasurer